UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On February 2, 2006, the Company entered into an amendment to the employment agreements of each of Christopher Kearney, Patrick O’Leary, Robert Foreman, Thomas Riordan, Don Canterna and David Kowalski regarding retiree medical benefits.  For Messrs. Kearney, O’Leary, Foreman and Riordan, each officer will be entitled to receive an annual reimbursement of their retiree medical premiums under the Company’s retiree medical plan for themselves and their spouses and eligible dependents until the officer reaches Medicare eligibility due to age, at which point Medicare shall become the primary payor of medical/prescription benefits and the premium reimbursement shall continue until the later of the death of the officer or his spouse.  For Messrs. Canterna and Kowalski, each officer will be entitled to receive an annual reimbursement of their retiree medical premiums under the Company’s retiree medical plan for themselves and their spouses and eligible dependents until the officer reaches Medicare eligibility due to age, at which point the premium reimbursement shall cease.  In the event the Company terminates retiree access to medical and/or prescription benefits generally for retirees, the officers shall be entitled to an annual reimbursement from the Company upon proof of continued coverage for comparable medical and/or prescription drug coverage under an individual policy or other group policy, subject to an annual maximum total reimbursement.  The benefit provided in the amendment to the employment agreements replaces any and all benefits that the officers may have been entitled to receive under the SPX Corporation Retirement Health Plan for Top Management, if applicable.  Kevin Lilly became eligible for the same retiree medical benefit as Messrs. Canterna and Kowalski, pursuant to the terms of his existing Employment Agreement with the Company dated January 6, 2006.

The foregoing description of the amendments to the employment agreements is qualified in its entirety by reference to the text of the amendments of the employment agreements, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description
10.1

Amendments to Employment Agreements regarding Retiree Medical Benefits between SPX Corporation and each of Christopher Kearney, Patrick O’Leary, Robert Foreman and Thomas Riordan dated as of February 2, 2006

10.2	Amendments to Employment Agreements regarding Retiree Medical Benefits between SPX Corporation and each of Don Canterna and David Kowalski dated as of February 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: February 6, 2006	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendments to Employment Agreements regarding Retiree Medical Benefits between SPX Corporation and each of Christopher Kearney, Patrick O’Leary, Robert Foreman and Thomas Riordan dated as of February 2, 2006

10.2	Amendments to Employment Agreements regarding Retiree Medical Benefits between SPX Corporation and each of Don Canterna and David Kowalski dated as of February 2, 2006